Exhibit 10.13

Name of Grantee :

Number of Shares:	Incentive Nonqualified

Option Price:	[ ]

STOCK OPTION AGREEMENT

(EMPLOYEE)

STOCK OPTION AGREEMENT dated as of the Grant Date (as hereafter defined), by and between Cabela’s Incorporated, a Delaware corporation (the “Company”), and the undersigned employee of the Company (the “Grantee”).

WITNESSETH:

WHEREAS, to motivate key employees, consultants and non-employee directors of the Company and the Subsidiaries by providing them an ownership interest in the Company, the Board of Directors of the Company (the “Board”) has established and the stockholders of the Company have approved, the Cabela’s Incorporated 2004 Stock Plan, as the same may be amended from time to time, (the “Plan”); and

WHEREAS, pursuant to the Plan, the Board and/or the Compensation Committee of the Board (the “Committee”) has authorized the grant to the Grantee of non-qualified stock options to purchase [        ] shares of Common Stock (each, a “Share” and, collectively, the “Shares”), at the exercise price of [        ] per Share; and

WHEREAS, the Grantee and the Company desire to enter into an agreement to evidence and confirm the grant of such stock options on the terms and conditions set forth herein.

NOW, THEREFORE, to evidence the stock options so granted, and to set forth the terms and conditions governing such stock options, the Company and the Grantee hereby agree as follows:

1. Certain Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Plan. As used in this Agreement, the following terms shall have the following meanings:

a. “Aggregate Exercise Price” shall have the meaning set forth in Section 6 hereof.

b. “Alternative Option” shall have the meaning set forth in Section 7(c) hereof.

c. “Covered Options” shall have the meaning set forth in Section 4(a) hereof.

d. “Exercise Date” shall have the meaning set forth in Section 6 hereof.

e. “Exercise Price” shall have the meaning set forth in Section 2(b).

f. “Exercise Shares” shall have the meaning set forth in Section 6 hereof.

g. “Grant Date” shall mean May 1, 2004.

h. “Grantee” shall have the meaning set forth in the introductory paragraph hereto.

i. “Normal Expiration Date” shall mean the tenth anniversary of the Grant Date.

j. “Option” shall mean the right granted to the Grantee hereunder to purchase one share of Common Stock for a purchase price equal to the Exercise Price and otherwise subject to the terms and conditions of this Agreement.

k. “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

l. “Share” or “Shares” shall have the meaning specified in the preambles hereto.

2.	Grant of Options.

a. Confirmation of Grant. The Company hereby evidences and confirms its grant to the Grantee, effective as of May 1, 2004, of Options to purchase [        ] Shares. The Options [are/are not] intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Options granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern. The Grantee hereby acknowledges receipt of a copy of the Plan.

b. Exercise Price. Each Share covered by an Option shall have an exercise price of [        ].

3.	Exercisability.

a. Options. Except as otherwise provided in Section 7(a) of this Agreement and subject to the continuous employment of the Grantee with the Company or one or more of the Subsidiaries until the applicable vesting date, the Options shall become vested and be exercisable at the rate of 20% of the Options on January 1 of each year after the Grant Date, with the result that 100% of the Options shall become vested and be exercisable on January 1, 2009.

b. Conditions. The Committee, in its sole discretion, may accelerate the vesting or exercisability of any Option, all Options or any class of Options, at any time and from time to time. Shares covered by vested Options may, subject to the provisions hereof, be purchased at any time and from time to time on or after the date the corresponding Options become vested in accordance with the provisions of this Section 3 until the date one day prior to the date on which such Options terminate.

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c. Early Exercise. Notwithstanding the vesting schedule for the Options, the Company may provide the Grantee notice from time to time of time periods during which Grantee may elect to exercise unvested Options. Any shares of common stock purchased by Grantee with respect to unvested Options shall be subject to repurchase provisions in favor of the Company applicable to “Unvested Shares” as defined and as set forth in the Stock Restriction Agreement (as defined below).

d. Stock Restriction Agreement. As a condition to exercise of any Option at any time prior to the IPO Date, the Grantee shall have executed and delivered to Company a Stock Restriction Agreement in the form of Exhibit “A” attached hereto (the “Stock Restriction Agreement”).

e. Confidentiality and Noncompetition Agreement. The Grantee acknowledges that, as a condition to granting the Options covered hereby, the Company has required the Grantee to enter into a Confidentiality and Noncompetition Agreement with the Company. If any substantially similar agreement has been executed in connection with the prior grant of Options, the Grantee hereby affirms such agreement; provided, if the Company requires the Grantee to execute a new Confidentiality and Noncompetition Agreement (the “New Agreement”), the Grantee acknowledges that the New Agreement supersedes and replaces any such previously executed agreement.

4.	Termination of Options.

a. Normal Expiration Date. Subject to Sections 4 and 7, the Options shall terminate and be canceled on the Normal Expiration Date.

b. Early Termination.

i. Except as provided in this Section 4 and Section 7, if the Grantee’s employment with the Company or any Subsidiary is voluntarily or involuntarily terminated for any reason prior to the Normal Expiration Date, any Options held by the Grantee that have not become vested on or before the effective date of such termination of employment shall terminate and be canceled immediately upon such termination of employment. For purposes of the Plan, all Options held by the Grantee on the effective date of such termination of employment that shall have become vested on or before such effective date shall be referred to as the “Covered Options”.

ii. Notwithstanding anything to the contrary contained herein, but subject to the provisions of Section 7, following a termination of Grantee’s employment by reason of such Grantee’s death or Disability, all of the Grantee’s Options (whether or not then vested or exercisable) shall become immediately exercisable in full and shall remain exercisable solely until the first to occur of (A) the twelve-month anniversary of the date of such termination of employment or (B) the Normal Expiration Date, and shall automatically terminate and be canceled upon the expiration of such period.

iii. Subject to the provisions of Section 7, following a termination of Grantee’s employment by reason of the Grantee’s Retirement, the Covered Options shall remain exercisable until the first to occur of (A) the twelve-month anniversary following the date of such Grantee’s Retirement, or (B) the Normal Expiration Date. Any Options that are not then exercisable shall be forfeited and cancelled as of the date of such termination.

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iv. Subject to the provisions of Section 7, if the Grantee’s employment is terminated for any reason other than (x) Retirement, (y) death or Disability or (z) for Cause, the Covered Options shall remain exercisable solely until the first to occur of (A) the 90th day following the date of such termination and (B) the Normal Expiration Date, and shall automatically terminate and be canceled upon the expiration of whichever of such periods is applicable.

v. Notwithstanding anything else contained in this Agreement, if the Grantee’s employment with the Company or any Subsidiary is terminated for Cause (or if, following the date of termination of the Grantee’s employment for any reason, the Committee determines that circumstances exist such that the Grantee’s employment could have been terminated for Cause), all Options (whether or not then vested or exercisable) shall automatically terminate and be canceled immediately upon such termination.

5.	Restrictions on Exercise; Non-Transferability of Options.

a. Restrictions on Exercise. Once vested in accordance with the provisions of this Agreement, the Options may be exercised only with respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of the Options shall have been secured, and (ii) unless Section 5(c) shall have been satisfied.

b. Non-Transferability of Options. The Options may be exercised only by the Grantee or, following his death, by the Grantee’s estate. The Options are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon the Grantee’s death, provided that the deceased Grantee’s beneficiary or the representative of the Grantee’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee.

c. Withholding. Whenever Shares are to be issued pursuant to the Options, the Company may require the recipient of the Shares to remit to the Company an amount in cash sufficient to satisfy the statutory minimum U.S. federal, state and local and non-U.S. tax withholding requirements as a condition to the issuance of such Shares. In the event any cash is paid to the Grantee or the Grantee’s estate or beneficiary pursuant to Section 7 hereof or any provision of the Plan, the Company shall have the right to withhold an amount from such payment sufficient to satisfy the statutory minimum U.S. federal, state and local and non-U.S. tax withholding requirements. The Committee may, in its discretion, require or permit the Grantee to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold the least number of Shares having a Fair Market Value sufficient to

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satisfy all or part of the Grantee’s estimated total statutory minimum U.S. federal, state, and local and non-U.S. tax obligation with respect to the issuance of Shares upon exercise of Options.

6. Manner of Exercise. To the extent that any outstanding Options shall have become and remain vested and exercisable as provided in Sections 3 and 4 and subject to such reasonable administrative regulations as the Committee may have adopted, such Options may be exercised, in whole or in part, by notice to the designated officer of the Company in writing given at least 5 business days prior to the date as of which the Grantee will so exercise the Options (the “Exercise Date”), specifying the number of whole Shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Exercise Price for such Exercise Shares. On or before the Exercise Date, the Grantee (i) shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, and in an amount equal to the product of the number of Exercise Shares, multiplied by the Exercise Price (such product, the “Aggregate Exercise Price”) and (ii) the Company shall deliver to the Grantee a certificate or certificates representing the Exercise Shares and registered in the name of the Grantee. In lieu of tendering cash, the Grantee may tender shares of Common Stock that have been owned by the Grantee for at least six months, having an aggregate Fair Market Value on the Exercise Date equal to the Aggregate Exercise Price or may deliver a combination of cash and such shares of Common Stock having an aggregate Fair Market Value equal to the difference between the Aggregate Exercise Price and the amount of such cash as payment of the Aggregate Exercise Price, subject to such rules and regulations as may be adopted by the Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

The parties acknowledge that Fair Market Value, as defined in the Plan, contemplates that the Company shall be listed on the New York Stock Exchange or some other recognized market or quotation system on which the trading prices of common stock of the Company are traded or quoted. In the event that, at the time of exercise of any Option, the Common Stock is not so listed, the definition of Fair Market Value for purposes of this Section 6 shall be determined as provided in the following paragraph.

Fair Market Value shall be the price at which one could reasonably expect the Common Stock to be sold in an arm’s length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with Company. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of Common Stock, if any, the Company’s net worth, prospective earning power and dividend-paying capacity, the goodwill of the Company’s business, the Company’s industry position and its management, that industry’s economic outlook, the values of securities of issuers who stock is publicly traded and which are engaged in similar businesses, the effect of transfer restrictions to which the Common Stock may be subject under law and under the applicable terms of any contract governing the Common Stock, the absence of a public market for the Common Stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. In the event that

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Company has obtained an independent appraisal of its Common Stock in connection with the Cabela’s Incorporated Employee Stock Ownership Plan (the “ESOP”), such annual appraisal shall be used for the purposes hereof during the one-year period after the effective date of such appraisal unless during such one-year period an interim appraisal has been obtained in connection with the ESOP in which case such interim appraisal shall be used for the balance of such one-year period.

7.	Change in Control.

a. Options. Subject to Section 7(c), in the event of a Change in Control, all of the Options outstanding immediately prior to the consummation of the transaction constituting the Change in Control (regardless of whether such Options are at such time otherwise vested or exercisable) shall become exercisable or, at the discretion of the Committee, any or all of such Options shall be canceled in exchange for a payment in accordance with Section 7(b) of an amount equal to the product of (i) the Change in Control Price over the Exercise Price, multiplied by (ii) the aggregate number of Shares covered by all such Options immediately prior to the Change in Control.

b. Timing of Option Cancelation Payments. Payment of the amount calculated in accordance with Section 7(a) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of a share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the Change in Control), in good faith.

c. Alternative Options. Notwithstanding Sections 7(a) and 7(b), no cancellation, termination, acceleration of exercisability or vesting or settlement or other payment shall occur with respect to any Option if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that the Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an “Alternative Option”) by the New Employer, provided that any Alternative Options must:

i. be based on shares of voting capital stock that are traded on an established U.S. securities market;

ii. provide the Grantee with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the terms of the Options immediately prior to the consummation of the transaction constituting the Change in Control, including, but not limited to, an identical or better exercise and vesting schedule and identical or better timing and methods of payment;

iii. have substantially equivalent economic value to the Options (determined at the time of the Change in Control); and

iv. have terms and conditions which provide that in the event that the Grantee suffers an involuntary termination within two years following the Change

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in Control any conditions on the Grantee’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

8. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to any Shares covered by the Options until the exercise of the Options and the issuance of a certificate or certificates to the Grantee for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9. Capital Adjustments. Subject to the terms of the Plan, in the event of any Adjustment Event affecting the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of the benefits or potential benefits made available to the Grantee under the Plan or this Agreement, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of the number of shares of Common Stock covered by the Options and the grant, exercise or conversion price with respect to such Options. In addition, the Committee may make provision for a cash payment to the Grantee. The number of shares of Common Stock subject to any Option shall be rounded to the nearest whole number.

10.	Miscellaneous.

a. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the others:

i. if to the Company, to:

Cabela’s Incorporated

One Cabela Drive

Sidney, NE 69160

Attention: Chief Financial Officer

ii. if to the Grantee, to the Grantee at the address then appearing in the personnel records of the Company for the Grantee. All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof, provided that the party giving such notice or communication shall have attempted to telephone the party or parties to which notice is being given during regular business hours on or before the day such notice or communication is being sent, to advise such party or parties that such notice is being sent.

b. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

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c. Waiver; Amendment.

i. Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

ii. Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

d. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other parties; provided that the Company may assign all or any portion of its rights hereunder to one or more persons or other entities designated by it in connection with a Change in Control of the Company.

e. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEBRASKA, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

f. Consent to Electronic Delivery. By executing this Agreement, Grantee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Grantee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, the Options and the Shares subject to the Options via Company web site or other electronic delivery.

g. Severability; Blue Pencil. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. Grantee and the Company agree that the covenants contained in this Agreement are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

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h. Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

i. No Guarantee of Employment. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Grantee’s employment at any time, nor to confer upon the Grantee any right to continue in the employ of the Company or any Subsidiary.

j. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

k. Delegation. All of the powers, duties and responsibilities of the Committee specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by the Board or any duly constituted committee thereof to the extent authorized by the Board or the Committee to exercise and perform such powers, duties and responsibilities.

l. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used herein shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the Grant Date.

CABELA’S INCORPORATED

By
Its

, Grantee

EXHIBIT “A” TO STOCK OPTION AGREEMENT

STOCK RESTRICTION AGREEMENT

(EMPLOYEE)

THIS AGREEMENT is made and entered into effective the [    ] day of [            ] by and between [                    ] (“Stockholder”) and Cabela’s Incorporated, a Delaware corporation (“Company”).

WITNESSETH:

WHEREAS, concurrently with the execution of this Agreement, Stockholder is acquiring by purchase certain capital stock of Company, and Stockholder may acquire other stock of Company in the future;

WHEREAS, Stockholder is presently an employee of Company;

WHEREAS, it has been and remains the policy of Company to restrict the issuance, transfer and ownership of Company’s capital stock; and

WHEREAS, as a condition to the sale of its capital stock to Stockholder, Company has required Stockholder to enter into this Agreement and Stockholder has agreed that he shall hold all capital stock of the Company now or hereafter issued to him subject to this Agreement.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Stock Subject to Agreement. This Agreement shall apply to all shares of common stock of Company currently owned or hereafter acquired by Stockholder (hereinafter called “Stock”) and shall supersede any and all previous agreements between the parties relating to the Stock.

The Stock may consist of Vested Shares or Unvested Shares as each are hereinafter defined. “Vested Shares” means all shares of Stock which are not Unvested Shares. “Unvested Shares” means shares of Stock (a) acquired pursuant to the exercise of unvested stock options held by Stockholder pursuant to the early exercise provisions set forth in the applicable Stock Option Agreement(s) between Company and the Optionee pursuant to which the Stock was acquired and, (b) but for the early exercise, which would remain unvested Stock Options according to the terms of the Cabela’s Incorporated 1997 Stock Option Plan (the “1997 Plan”) or the Cabela’s Incorporated 2004 Stock Plan (the “2004 Plan”), as applicable, and the vesting provisions set forth in the applicable Stock Option Agreement. Any Unvested Shares held by Stockholder on the date of termination of Stockholder’s employment with Company for any reason shall not become Vested Shares with the passage of time or otherwise and shall remain Unvested Shares for all purposes hereunder.

At the time of the initial acquisition of shares of Stock by Stockholder subject to the terms of this Agreement and thereafter at the time of each additional acquisition of shares of Stock, the parties shall execute a certificate in the form of Exhibit “A” attached to this Stock Restriction Agreement setting forth the Vested Shares and the Unvested Shares covered by this Agreement and setting forth the dates on which the Unvested Shares shall become Vested Shares according to the vesting provisions in the applicable Stock Option Agreement. The failure of the parties to execute such a certificate shall not affect the status of the Stock as Vested Shares or Unvested Shares which shall then be determined by reference to the 1997 Plan or the 2004 Plan, as applicable, and the applicable Stock Option Agreement(s).

2. Restriction Against Transfer. Stockholder agrees that Stockholder shall not sell, assign, pledge, gift or otherwise transfer any of his Stock in any manner other than as permitted in this Agreement. No sale, assignment, pledge, gift or other transfer of any Stock by Stockholder in violation of the provisions of this Agreement, or the Certificate of Incorporation or Bylaws of Company, shall be valid. Company shall not transfer any Stock on the books of Company, nor shall any such Stock be entitled to vote, nor shall any dividends be paid on any such Stock during the period of any violation under this Agreement. The above disqualifications shall be in addition to and not in lieu of any other remedies, legal or equitable, to enforce these provisions. Nothing contained in this Agreement shall be construed to limit or render ineffective any provision of the Certificate of Incorporation or Bylaws of Company further restricting or conditioning the transfer of the Stock.

3. Permitted Sales of the Vested Shares. Stockholder may sell any or all of the Vested Shares if Stockholder shall have first made the offer to sell hereinafter described and such offer shall not have been accepted; provided, however, the Vested Shares offered hereunder must have been held by Stockholder for at least six months as a condition to being offered under this paragraph 3.

a. Stockholder shall obtain from a third party purchaser a bona fide written offer to purchase the Vested Shares stating the terms and conditions upon which the purchase is to be made and the consideration offered therefor (a “Third Party Offer”). Before making or agreeing to the sale, Stockholder shall extend an offer of the Vested Shares (the “Offer”) to Company. The Offer shall consist of a written offer to sell the Vested Shares that pertain to the Third Party Offer, which shall set forth the name and address of the prospective purchaser and shall include a copy of the Third Party Offer.

b. Within thirty (30) days after receipt of the Offer, Company may at its option elect to purchase all, but not less than all, of the Vested Shares offered by Stockholder. The notice shall specify the date for the closing of the purchase which shall not be more than sixty (60) days after the date of the giving of such notice.

c. In the event of any purchase pursuant to subparagraph 3(b) above, the effective date of sale shall be the date of the Offer and the purchase price shall be determined and paid as hereinafter provided in paragraphs 7 and 8, respectively.

d. If the offer to sell is not accepted by Company, Stockholder may make a bona fide transfer to the prospective purchaser named in the Third Party Offer, provided such sale shall be made only in strict accordance with the terms therein stated. However, if Stockholder shall fail to make such transfer within thirty (30) days following the expiration of the time hereinabove provided for the election by Company, such Vested Shares shall again become subject to all restrictions of this paragraph 3.

4. Permitted Pledges of the Stock. Stockholder may pledge the Stock only as collateral for loans in connection with the purchase of such Stock not to exceed the purchase price for the Stock plus any anticipated state or federal taxes owed by Stockholder as a result of the purchase (a “Permitted Loan”) with the prior written consent of Company, and subject to the express condition that at the time of the pledge, the pledgee acknowledges and agrees in writing that the pledge shall be subject to the terms of this Agreement. In the event of such a permitted pledge, prior to the time the pledgee initiates proceedings to enforce its security interest in the Stock, the pledgee must provide Company written notice of the default of Stockholder and its intention to initiate enforcement proceedings involving the Stock. For a period of thirty (30) days after receipt of such a notice (or, in the case of Vested Shares that have been outstanding for less than six (6) months as of the date of the notice, thirty (30) days after the date on which the Vested Shares have been outstanding for six (6) months) (the “Option Period”), Company shall have the right to purchase the Stock upon written notice to Stockholder and the pledgee. In the event that Company does not exercise its Option on or prior to the Option Date, the pledgee may then initiate proceedings to enforce its security interest in the Stock. For purposes of determining the purchase price and other terms of sale in the event Company exercises its option to purchase, the effective date of sale shall be the date on which Company exercises its option to purchase and the purchase price shall be determined and paid as hereinafter provided in paragraphs 7 and 8, respectively, except that notwithstanding the terms of Section 8(a)(iii) (if it is applicable), Company shall pay cash at closing up to the amount owed to the pledgee on the Permitted Loan.

5. Purchase of Stock Upon Stockholder’s Request. In the event Stockholder desires to sell any of his Stock during his lifetime, Stockholder shall give written notice of such intention to Company (a “Sale Notice”) and within sixty (60) days following receipt of the notice, Stockholder shall sell, and Company shall purchase, all of the offered Stock in accordance with the terms of this Agreement; provided, however, Stockholder may only sell Vested Shares under this paragraph 5 that have been held by Stockholder for at least six (6) months as of the date of the Sale Notice. For purposes of the sale and purchase pursuant to this paragraph, the effective date of sale shall be the date of the Sale Notice and the purchase price shall be determined and paid as hereinafter provided in paragraphs 7 and 8, respectively.

6. Option Respecting Stock Upon Stockholder’s Termination of Employment. Upon termination of Stockholder’s employment with Company for any reason, Company shall have the continuing option to purchase and require Stockholder to sell (the “Call Option”) any Stock owned by Stockholder or his estate, including any Stock acquired subsequent to termination of his employment pursuant to outstanding stock options issued pursuant to any stock option plan maintained by Company; provided, however, the Call Option may not be exercised with respect to any Vested Shares until they have been outstanding for at least six (6) months. Company shall exercise the Call Option by providing written notice of exercise to Stockholder or his legal representative (a “Call Notice”). For purposes of a sale and purchase pursuant to this paragraph, the purchase price and method of payment shall be determined and paid as hereinafter provided in paragraphs 7 and 8, respectively, assuming the effective date of sale is the date of the Call Notice.

7. Purchase Price. The purchase price of any Stock purchased and sold pursuant to this Agreement shall be determined according to the terms of this paragraph 7.

a. The purchase of any Vested Shares acquired pursuant to stock options granted under the 1997 Plan shall be the Fair Market Value (as defined below) thereof as most recently determined prior to the effective date of sale in the manner provided under the 1997 Plan;

b. The purchase price of any Unvested Shares granted under the 1997 Plan shall be the lesser of (i) the amount paid by Stockholder for the Unvested Shares, and (ii) the Fair Market Value thereof as most recently determined prior to the effective date of sale in the manner provided under the 1997 Plan;

c. The purchase of any Vested Shares acquired pursuant to stock options granted under the 2004 Plan shall be the Fair Market Value (as defined below) thereof as most recently determined prior to the effective date of sale; and

d. The purchase price of any Unvested Shares granted under the 2004 Plan shall be the lesser of (i) the amount paid by Stockholder for the Unvested Shares, and (ii) the Fair Market Value thereof as most recently determined prior to the effective date of sale.

For purposes hereof, “Fair Market Value” shall mean the then applicable per share fair market value of the Stock determined as follows:

i. Except in the case of where subpart (ii) below is applicable, Fair Market value shall be the price at which one could reasonably expect the Stock to be sold in an arm’s length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with Company. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of Stock, if any, the Company’s net worth, prospective earning power and dividend-paying capacity, the goodwill of the Company’s business, the Company’s industry position and its management, that industry’s economic outlook, the values of securities of issuers who stock is publicly traded and which are engaged in similar businesses, the effect of transfer restrictions to which the Stock may be subject under law and under the applicable terms of any contract governing the Stock, the absence of a public market for the Stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. In the event that Company obtains an independent appraisal of its Stock in connection with the Cabela’s Incorporated Employee Stock Ownership Plan (the “ESOP”), such annual appraisal shall be used for the purposes hereof during the one-year period after the effective date of such appraisal unless during such one-year period an interim appraisal has been obtained in connection with the ESOP in which case such interim appraisal shall be used for the balance of such one-year period.

ii. If the Stock becomes listed on a domestic securities exchange or quoted in NASDAQ or the domestic over-the-counter market, the Fair Market Value shall be the closing price of one share of Stock on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Stock are traded or quoted at the relevant time) on the trading day immediately preceding the date as of which such Fair Market Value is determined. If there are no Stock transactions reported on the New York Stock Exchange (or on such other exchange or system as described above) on such date, Fair Market Value shall mean the closing price for a share of Stock on the immediately preceding day on which Stock transactions were so reported.

8. Method of Payment. The purchase price of any Stock of Company sold and purchased under this Agreement shall be paid in the following manner:

a. For Vested Shares, the purchase price shall be paid as follows:

i. The amount of any indebtedness or any other amounts due and payable to Company by Stockholder shall be credited against the purchase price in partial or full satisfaction, as the case may be, of such indebtedness or other amounts;

ii. The balance of the purchase price owed to Stockholder after application of subparagraph 8(a)(i) above up to the amount paid by Stockholder for the Stock less any amounts paid through application of subparagraph 8(a)(i) above shall be paid in cash at closing; and

iii. The balance of the purchase price owed to Stockholder (after application of subparagraphs 8(a)(i) and 8(a)(ii) above) shall be paid through execution and delivery by Company of a promissory note in the principal amount of said balance and providing for payment of said principal plus interest at the Mid-Term Applicable Federal Rate as of the effective date of sale in sixty (60) equal monthly installments. Said promissory note shall provide for acceleration at the option of the holder in the event Company fails to make any payment within five (5) days of its due date. Company shall have the right to prepay all or part of said promissory note at any time without penalty.

b. For Unvested Shares, the purchase price shall be paid as follows:

i. The amount of any indebtedness or any other amounts due and payable to Company by Stockholder shall be credited against the purchase price in partial or full satisfaction, as the case may be, of such indebtedness or other amounts; and

ii. The balance of the purchase price owed to Stockholder after application of subparagraph 8(b)(i) above shall be paid in cash at closing.

9. Closing. The closing of any purchase and sale pursuant to this Agreement shall occur on a date specified by Company which shall be within sixty (60) days following the effective date of sale. Closing shall take place at the principal office of Company or at such other location as agreed by the parties. At closing, Stockholder or his personal representative shall execute and deliver to Company such instruments as are necessary to transfer Stockholder’s stock to Company free and clear of any liens or encumbrances. Company shall make payment of the purchase price to Stockholder upon receipt by Company of the certificate or certificates evidencing the Stock purchased by Company, endorsed in blank or accompanied by the appropriate stock powers executed in blank and accompanied by such other evidence of authority as may reasonably be required. In the event of failure to deliver to Company the certificate or certificates for the Stock purchased by Company with required evidence of authority at the closing, the certificates on the books of Company and such Stock shall be deemed to be no longer outstanding. The holder of such Stock shall thereafter have no further interest as a stockholder of Company with respect to such Stock except to receive the purchase price therefor.

10. Warranties. Stockholder shall warrant at closing of any sale of Stock pursuant to the terms hereof that such Stockholder owns the Stock being sold free and clear of all liens and encumbrances, has good title to sell and convey the Stock pursuant to this Agreement, and will warrant the Stock being sold against the claims of all persons.

11. No Duty of Disclosure. Stockholder acknowledges and agrees that Company shall have no duty or obligation to affirmatively disclose to Stockholder, and Stockholder shall have no right to be advised of, any material information regarding Company at any time prior to, upon or in connection with Company’s repurchase of the Stock from Stockholder under paragraphs 3, 4, 5 and 6 above.

12. S Corporation Agreements. If, at any time while this Agreement is in effect, Company is an electing S Corporation under Section 1371(a) of the Internal Revenue Code of 1986, as amended (the “Code”), then the provisions of this paragraph shall be applicable. Unless and until Company is an electing S Corporation, the provisions of this paragraph shall not apply.

a. Preservation of S Corporation Status. Stockholder shall take no action which might adversely affect such status and to do and perform all things reasonably necessary to preserve the status of Company as such.

b. Permitted Transfers. In addition to the other conditions precedent to transfer of shares to a permitted transferee or other party, such transferee shall be required to execute such documents and forms and to any and all other things reasonably necessary to assure the preservation of the status of Company as an S Corporation under Section 1361(a) of the Code. Specifically, but not by way of limitation, the following types of transfers shall be prohibited unless consented to in writing by all then current owners of capital stock of Company:

i. A transfer to a transferee whose presence as a stockholder will raise the number of stockholders in Company to a number greater than the then current maximum permissible number of stockholders allowed for status of Company as an S Corporation under applicable law;

ii. A transfer to a transferee who is not eligible to be a stockholder of an S Corporation under applicable law; or

iii. A transfer to a transferee that is an entity who may then be eligible to be a stockholder of an S Corporation under applicable law but whose eligibility will be lost merely by the passage of time or whose eligibility may be lost by affirmative action or failure to act on the part of such entity.

c. Annual Dividend Declaration. Unless mutually agreed by all then current owners of capital stock of Company, Company shall, no later than April 1 of each year, distribute a cash dividend to Stockholder in an amount equal to the product of: (a) Company’s taxable net income for the preceding fiscal year which is allocable to Stockholder by reason of the status of Company as an S Corporation, multiplied by (b) a percentage rate equal to the sum of the then highest statutory federal income tax rate plus the then highest statutory state individual income tax rate applicable to any stockholder, but in any case not to exceed 50% in the aggregate unless approved by the Board of Directors of Company.

d. Election Under Section 1377(a)(2) of the Code. Upon any purchase and sale of capital stock of Company pursuant to this Agreement while Company is an S Corporation, the parties shall execute an election under Section 1377(a)(2) of the Code to have the rules provided in Section 1377(a)(1) of the Code applied as if the taxable year of Company, which includes the date of closing, consisted of two (2) taxable years. The parties agree to take all steps, including signing of documents and making of appropriate filings, to carry out the objectives set forth in the foregoing sentence.

13. Life Insurance. The parties acknowledge and agree that Company may, in its sole discretion, apply for and purchase insurance on the life of Stockholder, in such amounts as Company may deem reasonable from time to time, or in order to ease the performance of its obligation to purchase the Stock owned by Stockholder in the event of Stockholder’s death. Company may apply for additional insurance or may reduce the amount of insurance, from time to time, as it shall deem reasonable in its sole and absolute discretion. Company shall not, however, be liable for any failure to purchase insurance on the life of Stockholder. Company shall pay all premiums, name itself as beneficiary and reserve all rights of ownership under said insurance. Stockholder agrees to cooperate with Company in any reasonable manner required to obtain insurance on his life, including but not limited to, submitting to physical examinations and granting authorization to the insurance company or companies to obtain medical, financial and personal information regarding Stockholder as the proposed insured. No company issuing a policy of insurance shall be deemed to be a party to this Agreement and shall not, as a condition precedent to the exercise of any of the rights granted by the terms of such policies, insist on the performance of the terms of this Agreement. All obligations of such insurance company shall be limited and governed solely by the terms of such policy or policies.

14. Termination of Agreement. Except as provided below, this Agreement shall terminate upon the occurrence of any of the following events:

a. The written agreement of the parties hereto;

b. The repurchase by Company of all Stock owned by Stockholder;

c. The sale of substantially all of the assets of Company and subsequent liquidation of Company within one-year thereafter;

d. A merger, consolidation or other transaction involving Company which results in the Stock being listed for trading on a national securities exchange or NASDAQ/NMS or in Stockholder receiving in exchange for his common stock in Company capital stock of Company or some other party to such transaction that is so listed.

e. The completion of an offering by Company of its Stock to the general public pursuant to a registration statement filed under the Securities Act of 1933, as amended; and

f. The bankruptcy or dissolution of Company.

The foregoing notwithstanding, this Agreement shall not terminate and shall remain in full force and effect so long as there remains any Unvested Shares but only with respect to the Unvested Shares.

15. Endorsement on Certificates. Each certificate representing Stock, now or hereafter held by Stockholder, shall have imprinted thereon a legend in substantially the following form:

Any transfer of the shares represented by this certificate is restricted under the terms of a Stock Restriction Agreement between Company and Stockholder named on the front of this certificate, a copy of which agreement is on file in the office of Company.

16. Specific Performance and Injunction. The parties recognize that the failure to perform any of the obligations herein would cause irreparable harm to Company for which remedies at law would be inadequate. Therefore, it is agreed that in the event of breach or threatened breach by Stockholder, Company shall be entitled to obtain specific enforcement of any and all obligations herein and Stockholder specifically waives the defense that an adequate remedy exists at law. Company shall be entitled to also pursue any other remedies, including recovery of damages from Stockholder, for such breach or threatened breach.

17. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be sufficient if delivered in person or sent by certified mail, return receipt requested. The notice to Stockholder or Stockholder’s personal representatives, heirs, executors, administrators or conservators, if mailed, shall be sent to Stockholder’s last known address. The notice to Company shall be delivered or mailed to its principal office to the attention of the President.

18. Beneficiary Designation. Stockholder may, by written instrument delivered to Company during his lifetime, designate primary and contingent beneficiaries to receive any payment which may be payable hereunder following such Stockholder’s death, and may designate the portions in which such beneficiaries are to receive such payments. Stockholder may change such designation from time to time, and the last written designation filed with Company prior to Stockholder’s death will control. If Stockholder fails to designate a beneficiary, or if no designated beneficiary survives Stockholder, or if all designated beneficiaries who survive Stockholder die before all payments are made, remaining payments shall be made to the legal representatives of Stockholder’s estate and shall release Company from all future liability hereunder.

19. Waiver of Breach. Company’s waiver of any breach by Stockholder of this Agreement shall not operate as a wavier of any continuing or further breaches by Stockholder.

20. Employment. Stockholder acknowledges and agrees that nothing in this Agreement shall be construed as creating a guarantee of continued employment and that he is and shall continue, unless otherwise agreed in writing, to be an employee “at will” of Company.

21. Successors and Assigns. The rights and obligations of the parties under this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Company and to the personal representatives, executors, administrators, heirs and assigns of Stockholder.

22. Severability. In the event that any section, paragraph, subsection, sentence, clause, phrase or term of this Agreement shall be declared invalid, such invalidity shall not thereby affect or impair the validity of the remainder of the Agreement.

23. Modification. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by both of the parties hereto.

24. Entire Agreement. This instrument contains the entire agreement of the parties regarding the holding of common stock of Company and shall supersede and replace any and all prior agreements and understandings between the parties hereto concerning the subject matter hereof.

25. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Nebraska.

IN WITNESS WHEREOF, Company has caused this Agreement to be signed by its duly authorized officers and Stockholder has executed this Agreement, as of the date and year first above written.

CABELA’S INCORPORATED, a Delaware corporation

By
Its

, Stockholder

Name of Grantee :

Number of Shares:	Incentive N/A Nonqualified

STOCK OPTION AGREEMENT

(NON-EMPLOYEE DIRECTOR)

STOCK OPTION AGREEMENT dated as of the Grant Date (as hereafter defined), by and between Cabela’s Incorporated, a Delaware corporation (the “Company”), and [        ] (the “Grantee”).

WITNESSETH:

WHEREAS, to motivate key employees, consultants and non-employee directors of the Company and the Subsidiaries by providing them an ownership interest in the Company, the Board of Directors of the Company (the “Board”) has established and the stockholders of the Company have approved, the Cabela’s Incorporated 2004 Stock Plan, as the same may be amended from time to time, (the “Plan”); and

WHEREAS, pursuant to the Plan, the Board and/or the Compensation Committee of the Board (the “Committee”) has authorized the grant to the Grantee of non-qualified stock options to purchase [            ] shares of Common Stock (each, a “Share” and, collectively, the “Shares”), at the exercise price per Share set forth in Section 2; and

WHEREAS, the Grantee and the Company desire to enter into an agreement to evidence and confirm the grant of such stock options on the terms and conditions set forth herein.

NOW, THEREFORE, to evidence the stock options so granted, and to set forth the terms and conditions governing such stock options, the Company and the Grantee hereby agree as follows:

1. Certain Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Plan. As used in this Agreement, the following terms shall have the following meanings:

a. “Aggregate Exercise Price” shall have the meaning set forth in Section 6 hereof.

b. “Alternative Option” shall have the meaning set forth in Section 7(c) hereof.

c. “Exercise Date” shall have the meaning set forth in Section 6 hereof.

d. “Exercise Price” shall have the meaning set forth in Section 2(b).

e. “Exercise Shares” shall have the meaning set forth in Section 6 hereof.

f. “Grant Date” shall mean May 1, 2004.

g. “Grantee” shall have the meaning set forth in the introductory paragraph hereto.

h. “IPO Price” means the initial price for the Common Stock set forth in the final prospectus pursuant to a Registration Statement on Form S-1 declared effective for an underwritten public offering of Common Stock.

i. “Normal Expiration Date” shall mean the tenth anniversary of the Grant Date.

j. “Option” shall mean the right granted to the Grantee hereunder to purchase one share of Common Stock for a purchase price equal to the Exercise Price and otherwise subject to the terms and conditions of this Agreement.

k. “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

l. “Share” or “Shares” shall have the meaning specified in the preambles hereto.

2.	Grant of Options.

a. Confirmation of Grant. The Company hereby evidences and confirms its grant to the Grantee, effective as of May 1, 2004, of Options to purchase [        ] Shares. The Options are not intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Options granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern. The Grantee hereby acknowledges receipt of a copy of the Plan.

b. Exercise Price. Each Share covered by an Option shall have an exercise price equal to [        ] (the “Exercise Price”).

3.	Exercisability.

a. Options. Except as otherwise provided in Section 7(a) of this Agreement, the Options shall be exercisable with respect to one hundred percent (100%) of the Shares on the Grant Date.

b. Conditions. The Committee, in its sole discretion, may accelerate the vesting or exercisability of any Option, all Options or any class of Options, at any time and from time to time. Shares covered by vested Options may, subject to the provisions hereof, be purchased at any time and from time to time on or after the Grant Date until the date one day prior to the date on which such Options terminate.

4. Termination of Options. Subject to Section 7, the Options shall terminate and be canceled on the Normal Expiration Date.

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5.	Restrictions on Exercise; Non-Transferability of Options.

a. Restrictions on Exercise. The Options may be exercised only with respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of the Options shall have been secured, and (ii) unless Section 5(c) shall have been satisfied.

b. Non-Transferability of Options. The Options may be exercised only by the Grantee or, following his death, by the Grantee’s estate. The Options are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon the Grantee’s death, provided that the deceased Grantee’s beneficiary or the representative of the Grantee’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee.

c. Withholding. Whenever Shares are to be issued pursuant to the Options, the Company may require the recipient of the Shares to remit to the Company an amount in cash sufficient to satisfy the statutory minimum U.S. federal, state and local and non-U.S. tax withholding requirements as a condition to the issuance of such Shares. In the event any cash is paid to the Grantee or the Grantee’s estate or beneficiary pursuant to Section 7 hereof or any provision of the Plan, the Company shall have the right to withhold an amount from such payment sufficient to satisfy the statutory minimum U.S. federal, state and local and non-U.S. tax withholding requirements. The Committee may, in its discretion, require or permit the Grantee to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold the least number of Shares having a Fair Market Value sufficient to satisfy all or part of the Grantee’s estimated total statutory minimum U.S. federal, state, and local and non-U.S. tax obligation with respect to the issuance of Shares upon exercise of Options.

6. Manner of Exercise. To the extent that any outstanding Options shall have become and remain exercisable as provided in Sections 3 and 4 and subject to such reasonable administrative regulations as the Committee may have adopted, such Options may be exercised, in whole or in part, by notice to the designated officer of the Company in writing given at least 5 business days prior to the date as of which the Grantee will so exercise the Options (the “Exercise Date”), specifying the number of whole Shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Exercise Price for such Exercise Shares. On or before the Exercise Date, the Grantee (i) shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, and in an amount equal to the product of the number of Exercise Shares, multiplied by the Exercise Price (such product, the “Aggregate Exercise Price”) and (ii) the Company shall deliver to the Grantee a certificate or certificates representing the Exercise Shares and registered in the name of the Grantee. In lieu of tendering cash, the Grantee may tender shares of Common Stock that have been owned by the Grantee for at least six months, having an aggregate Fair Market Value on the Exercise Date equal to the Aggregate Exercise Price or may deliver a combination of cash and such shares of Common Stock having an aggregate Fair Market Value equal to the difference between the Aggregate Exercise Price and

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the amount of such cash as payment of the Aggregate Exercise Price, subject to such rules and regulations as may be adopted by the Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

The parties acknowledge that Fair Market Value, as defined in the Plan, contemplates that the Company shall be listed on the New York Stock Exchange or some other recognized market or quotation system on which the trading prices of common stock of the Company are traded or quoted. In the event that, at the time of exercise of any Option, the Common Stock is not so listed, the definition of Fair Market Value for purposes of this Section 6 shall be determined as provided in the following paragraph.

Fair Market Value shall be the price at which one could reasonably expect the Common Stock to be sold in an arm’s length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with Company. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of Common Stock, if any, the Company’s net worth, prospective earning power and dividend-paying capacity, the goodwill of the Company’s business, the Company’s industry position and its management, that industry’s economic outlook, the values of securities of issuers who stock is publicly traded and which are engaged in similar businesses, the effect of transfer restrictions to which the Common Stock may be subject under law and under the applicable terms of any contract governing the Common Stock, the absence of a public market for the Common Stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. In the event that Company has obtained an independent appraisal of its Common Stock in connection with the Cabela’s Incorporated Employee Stock Ownership Plan (the “ESOP”), such annual appraisal shall be used for the purposes hereof during the one-year period after the effective date of such appraisal unless during such one-year period an interim appraisal has been obtained in connection with the ESOP in which case such interim appraisal shall be used for the balance of such one-year period.

7.	Change in Control.

a. Options. Subject to Section 7(c), in the event of a Change in Control, all of the Options outstanding immediately prior to the consummation of the transaction constituting the Change in Control (regardless of whether such Options are at such time otherwise vested or exercisable) shall become exercisable or, at the discretion of the Committee, any or all of such Options shall be canceled in exchange for a payment in accordance with Section 7(b) of an amount equal to the product of (i) the Change in Control Price over the Exercise Price, multiplied by (ii) the aggregate number of Shares covered by all such Options immediately prior to the Change in Control.

b. Timing of Option Cancelation Payments. Payment of the amount calculated in accordance with Section 7(a) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the

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common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of a share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the Change in Control), in good faith.

c. Alternative Options. Notwithstanding Sections 7(a) and 7(b), no cancellation, termination, acceleration of exercisability or vesting or settlement or other payment shall occur with respect to any Option if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that the Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an “Alternative Option”) by the New Employer, provided that any Alternative Options must:

i. be based on shares of voting capital stock that are traded on an established U.S. securities market;

ii. provide the Grantee with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the terms of the Options immediately prior to the consummation of the transaction constituting the Change in Control, including, but not limited to, an identical or better exercise and vesting schedule and identical or better timing and methods of payment;

iii. have substantially equivalent economic value to the Options (determined at the time of the Change in Control); and

iv. have terms and conditions which provide that in the event that the Grantee suffers an involuntary termination within two years following the Change in Control any conditions on the Grantee’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

8. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to any Shares covered by the Options until the exercise of the Options and the issuance of a certificate or certificates to the Grantee for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9. Capital Adjustments. Subject to the terms of the Plan, in the event of any Adjustment Event affecting the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of the benefits or potential benefits made available to the Grantee under the Plan or this Agreement, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of the number of shares of Common Stock covered by the Options and the grant, exercise or conversion price with respect to such Options. In addition, the Committee may make provision for a cash payment to the Grantee. The number of shares of Common Stock subject to any Option shall be rounded to the nearest whole number.

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10.	Miscellaneous.

a. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the others:

i. if to the Company, to:

Cabela’s Incorporated

One Cabela Drive

Sidney, NE 69160

Attention: Chief Financial Officer

ii. if to the Grantee, to the Grantee at the address then appearing in the corporate records of the Company for the Grantee. All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof, provided that the party giving such notice or communication shall have attempted to telephone the party or parties to which notice is being given during regular business hours on or before the day such notice or communication is being sent, to advise such party or parties that such notice is being sent.

b. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

c. Waiver; Amendment.

i. Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

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ii. Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

d. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other parties; provided that the Company may assign all or any portion of its rights hereunder to one or more persons or other entities designated by it in connection with a Change in Control of the Company.

e. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEBRASKA, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

f. Consent to Electronic Delivery. By executing this Agreement, Grantee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Grantee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, the Options and the Shares subject to the Options via Company web site or other electronic delivery.

g. Severability; Blue Pencil. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. Grantee and the Company agree that the covenants contained in this Agreement are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

h. Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

i. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

j. Delegation. All of the powers, duties and responsibilities of the Committee specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by the Board or any duly constituted committee thereof to the extent authorized by the Board or the Committee to exercise and perform such powers, duties and responsibilities.

k. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used herein shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the Grant Date.

CABELA’S INCORPORATED

By
Its

, Grantee